POWER OF ATTORNEY

The undersigned hereby constitute and appoint Marie E. Connolly, Richard W. Ingram, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli and Elba Vasquez, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ Joseph S. Dimartino                   February 11, 1998
--------------------------------
Joseph S. DiMartino



/s/ John M. Fraser, Jr.                   February 11, 1998
--------------------------------
John M. Fraser, Jr.



/S/ David P. Feldman                      February 11, 1998
-------------------------------
David P. Feldman


                                          February 11, 1998
--------------------------------
Ehud Houminer



/s/ Gloria Messinger                      February 11, 1998
--------------------------------
Gloria Messinger



/s/ Jack R. Meyer                         February 11, 1998
-------------------------------
Jack R. Meyer



/s/ John Szarkowski                       February 11, 1998
-------------------------------
John Szarkowski



/s/ Anne Wexler                           February 11, 1998
------------------------------
Anne Wexler



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                                    EXHIBIT A



                           DREYFUS INDEX FUNDS, INC.:
                             Dreyfus S&P Index Fund
                       Dreyfus Small Cap Stock Index Fund
                     Dreyfus International Stock Index Fund
                            DREYFUS STOCK INDEX FUND
                            DREYFUS MIDCAP INDEX FUND
                      DREYFUS GROWTH AND VALUE FUNDS, INC.:
                        Dreyfus International Value Fund
                        Dreyfus Small Company Value Fund
                            Dreyfus Midcap Value Fund
                        Dreyfus Large Company Growth Fund
                         Dreyfus Aggressive Growth Fund
                        Dreyfus Large Company Value Fund
                          Dreyfus Emerging Leaders Fund
                         Dreyfus Technology Growth Fund